UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2015

SYNTA PHARMACEUTICALS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-33277	04-3508648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Hartwell Avenue

Lexington, MA  02421

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 274-8200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the Synta Pharmaceuticals Corp. (the “Company”) 2015 annual meeting of stockholders held on June 11, 2015 (the “Annual Meeting”), at which a quorum was present, the Company’s stockholders approved the Company’s 2015 Stock Plan (the “Stock Plan”). The Company’s executive officers and directors are eligible to receive awards under the Stock Plan, including stock options, restricted stock, and other stock-based awards, in accordance with the terms and conditions of the Stock Plan.

The Stock Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07                   Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting, the stockholders of the Company voted on and approved the following matters, which are described in detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 30, 2015 (the “Proxy Statement”): (1) to elect Keith R. Gollust and Robert N. Wilson as Class II directors to each serve for a three-year term expiring at the Company’s annual meeting of stockholders in 2018, and until their successors have been elected and qualified, or until their earlier death, resignation, retirement or removal (“Proposal 1”); (2) to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 (“Proposal 2”); (3) to approve the Stock Plan (“Proposal 3”); and (4) to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement (“Proposal 4”).

The tabulation of votes with respect to the proposals was as follows:

Proposal 1 — Election of Directors:

	For	Withheld	Broker Non-Votes
Keith R. Gollust	67,629,103	1,040,242	44,340,990
Robert N. Wilson	67,308,246	1,361,099	44,340,990

Proposal 2 — Ratification of Independent Registered Public Accounting Firm:

For	Against	Abstain
110,988,409	1,881,267	140,659

Proposal 3 — Approval of the 2015 Stock Plan:

For	Against	Abstain	Broker Non-Votes
61,811,063	6,750,588	107,694	44,340,990

Proposal 4 — Advisory Vote on Approval of Executive Compensation:

For	Against	Abstain	Broker Non-Votes
60,110,539	8,382,261	176,545	44,340,990

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description
10.1	2015 Stock Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTA PHARMACEUTICALS CORP.

Dated: June 15, 2015	/s/ Marc Schneebaum
Marc Schneebaum
Senior Vice President and Chief Financial Officer